EXHIBIT 99.1

Alkami Announces First Quarter 2021 Financial Results

Total Revenue Grew 43% YoY

PLANO, Texas, May 11, 2021 (GLOBE NEWSWIRE) -- Alkami Technology, Inc. (Nasdaq: ALKT) (“Alkami”), a leading cloud-based digital banking solutions provider for U.S.-based financial institutions, announced today results for its first quarter ending March 31, 2021.

First Quarter 2021 Financial Highlights

  GAAP total revenue of $33.3 million, an increase of 43% year-over-year;
  GAAP gross margin of 53.4%, an expansion of nearly 470 basis points year-over-year;
  Non-GAAP gross margin of 54.5%, an expansion of approximately 540 basis points year-over-year;
  GAAP net loss of ($10.9) million compared to a net loss of ($10.3) million in the prior year; and,
  Adjusted EBITDA loss of ($6.1) million compared to a loss of ($9.1) million in the prior year quarter.

Comments on the News

“The start to 2021 has been historic for Alkami,” said Mike Hansen, Chief Executive Officer. “We completed a successful initial public offering during April while achieving strong year-over-year revenue growth of 43% during the first quarter. Our end market continues to be strong, particularly our target market of the top 2,000 Financial Institutions (FIs). We expect to leverage this strength as we continue to execute our growth strategy and we strive to be the gold standard in digital banking. During the quarter we also built off our recent innovation investments in the commercial banking space, and successfully signed our 10th bank.”

“Alkami is on strong financial footing as we begin to execute our plan for 2021,” said Bryan Hill, Chief Financial Officer. “We exited the quarter with nearly 10 million digital banking users on our platform, annual recurring revenue of $134 million and revenue per user of $13.40. We exceeded both our revenue and profitability objectives for the quarter as we march towards cash flow positive. Our financial plan for 2021 will focus on strategic investments in both our go-to-market and innovation areas of the business in order to accelerate the adoption of what we believe is the best-in-class digital banking platform for FIs.”

First Quarter 2021 Business Highlights

  Annual Recurring Revenue (ARR) of $133.8 million, an increase of 39% year-over-year;
  Registered Users of 10.0 million, an increase of 28% year-over-year;
  Revenue Per Registered User (RPU) of $13.40, an increase of 9% year-over-year; and,
  Six client wins, including Liberty Bank, aggregating to over 215,000 digital banking users.

2021 Financial Outlook

Alkami’s financial outlook is based on current expectations. The following statements are forward-looking and actual results could differ materially depending on market conditions and the factors set forth under “Cautionary Statement Regarding Forward-Looking Statements.”

Alkami management expects to achieve the following results during the second quarter ending June 30, 2021:

  GAAP total revenue is expected to be in the range of $34.0 million to $35.0 million;
  Adjusted EBITDA loss is expected to be in the range of ($7.5) million to ($6.5) million.

Alkami management expects to achieve the following results during the calendar year ending December 31, 2021:

  GAAP total revenue is expected to be in the range of $144.0 million to $148.0 million;
  Adjusted EBITDA loss is expected to be in the range of ($26.5) million to ($23.5) million.

Conference Call Information

The Company will host a conference call at 5:00 p.m. ET today to discuss its financial results with investors. A live webcast of the event will be available on the Alkami investor relations website at investors.alkami.com. In addition, a live dial-in will be available domestically at 833-607-1667 and internationally at 914-987-7879. A replay will be available at 855-859-2056 or 404-537-3406, using passcode 3774803, and on the Alkami investor relations website.

About Alkami

Alkami Technology, Inc. is a leading cloud-based digital banking solutions provider for financial institutions in the United States that enables clients to grow confidently, adapt quickly and build thriving digital communities. The Alkami Platform is the digital banking and fraud mitigation platform of choice for over 240 financial institutions. Alkami’s investments have resulted in a premium platform that has enabled it to replace older, larger and better-funded incumbents and provide clients with world-class experiences reflecting their individual digital strategies.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking” statements relating to Alkami Technology, Inc.’s strategy, goals, future focus areas, and expected, possible or assumed future results, including its future cash flows and its financial outlook for the second quarter ending June 30, 2021 and for the full year ending December 31, 2021. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements, including the uncertainty associated with the potential impacts of the COVID-19 pandemic on our business, financial condition, and results of operations. We may be required to revise the results contained herein upon finalizing our review of our quarterly results, which could cause or contribute to such differences. Factors that may materially affect such forward-looking statements include: Our limited operating history and history of operating losses; our ability to manage future growth; our ability to attract new clients and expand existing clients’ use of our solutions; our ability to maintain, protect and enhance our brand; our ability to accurately predict the long-term rate of client subscription renewals or adoption of our solutions; our reliance on third-party software, content and services; our ability to effectively integrate our solutions with other systems used by our clients; intense competition in our industry; any downturn, consolidation or decrease in technology spend in the financial services industry; our ability and the ability of third parties on which we rely to prevent and identify breaches of security measures and resulting disruptions of our systems or operations and unauthorized access to client customer and other data; our ability to successfully integrate acquired companies or businesses; our ability to comply with regulatory and legal requirements and developments; our ability to attract and retain key employees; the political, economic and competitive conditions in the markets and jurisdictions where we operate; our ability to maintain, develop and protect our intellectual property; our ability to respond to evolving technological requirements to develop or acquire new and enhanced products that achieve market acceptance in a timely manner; and our ability to estimate our expenses, future revenues, capital requirements, our needs for additional financing and our ability to obtain additional capital. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Explanation of Non-GAAP Financial Measures

The company reports its financial results in accordance with accounting principles generally accepted in the United States of America, or GAAP. However, the company believes that, in order to properly understand its short-term and long-term financial, operational and strategic trends, it may be helpful for investors to exclude certain non-cash or non-recurring items when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in both frequency and impact on continuing operations. The company also uses results of operations excluding such items to evaluate the operating performance of Alkami and compare it against prior periods, make operating decisions, determine executive compensation, and serve as a basis for long-term strategic planning. These non-GAAP financial measures provide the company with additional means to understand and evaluate the operating results and trends in its ongoing business by eliminating certain non-cash expenses and other items that Alkami believes might otherwise make comparisons of its ongoing business with prior periods more difficult, obscure trends in ongoing operations, reduce management’s ability to make useful forecasts, or obscure the ability to evaluate the effectiveness of certain business strategies and management incentive structures. In addition, the company also believes that investors and financial analysts find this information to be helpful in analyzing the company’s financial and operational performance and comparing this performance to the company’s peers and competitors.

The company defines “Annual Recurring Revenue (ARR)” by aggregating annualized recurring revenue related to SaaS subscription services recognized in the last month of the reporting period as well as the next 12 months of expected implementation services revenues for all clients on the platform in the last month of the reporting period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients, and our ability to maintain and expand our relationship with existing clients.

The company defines “Registered Users” as an individual or business related to an account holder of an FI client on our digital banking platform who has registered to use one or more of our solutions and has current access to use those solutions as of the last day of the reporting period presented. We price our digital banking platform based on the number of registered users, so as the number of registered users of our digital banking platform increases, our ARR grows. We believe growth in the number of registered users provides important information about our ability to expand market adoption of our digital banking platform and its associated software products, and therefore to grow revenues over time.

The company defines “Revenue per Registered User (RPU)” by dividing ARR for the reporting period by the number of registered users as of the last day of the reporting period. We believe RPU provides important information about our ability to grow the number of software products adopted by new clients over time, as well as our ability to expand the number of software products that our existing clients add to their contracts with us over time.

The company defines “Non-GAAP Gross Margin” as gross profit, plus (1) amortization of intangible assets and (2) stock-based compensation expense, all divided by revenue. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Product Development Expense” as product development expense, excluding (1) amortization of intangible assets and (2) stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to product innovation.

The company defines “Non-GAAP Sales and Marketing Expense” as sales and marketing expense, excluding (1) amortization of intangible assets and (2) stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to its sales and marketing strategies.

The company defines “Non-GAAP General and Administrative Expense” as general and administrative expense, excluding (1) amortization of intangible assets, (2) stock-based compensation expense, (3) acquisition-related expenses, and (4) tender offer-related costs. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s underlying expense structure to support corporate activities and processes.

The company defines “Non-GAAP Operating Income (Loss)” as operating income (loss), plus (1) amortization of intangible assets, (2) stock-based compensation expense, (3) acquisition-related expenses, and (4) tender offer-related costs. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Net Income (Loss)” as net income, plus (1) convertible preferred stock deemed and accrued dividends, (2) (gain) loss on financial instruments, (3) amortization of intangible assets, (4) stock-based compensation expense, (5) acquisition-related expenses, and (6) tender offer-related costs. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Net Income (Loss) per Share” as Non-GAAP Net Income divided by Weighted Average Shares Outstanding. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Adjusted EBITDA” as net loss before provision for income taxes, plus (1) (gain) loss on financial instruments, (2) interest (income) expense, net, (3) amortization of intangible assets, (4) depreciation, (5) stock-based compensation expense, (6) tender offer-related costs, and (7) acquisition-related costs. The company believes adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(UNAUDITED)

	March 31,	December 31,
	2021	2020
Assets
Current assets
Cash and cash equivalents	$162,075	$166,790
Accounts receivable, net	14,614	14,103
Deferred implementation costs, current	5,063	4,745
Prepaid expenses and other current assets	9,742	7,598
Total current assets	191,494	193,236
Property and equipment, net	10,308	10,461
Deferred implementation costs, net of current portion	15,096	14,858
Intangibles, net	8,057	8,266
Goodwill	16,542	16,218
Other assets	6,522	6,127
Total assets	$248,019	$249,166
Liabilities, Redeemable Convertible Preferred Stock and Stockholders' Equity (Deficit)
Current liabilities
Current portion of long-term debt	$625	$313
Accounts payable	4,725	360
Accrued liabilities	16,125	13,099
Deferred rent and tenant allowance, current	661	596
Deferred revenues, current portion	6,715	6,116
Total current liabilities	28,851	20,484
Long-term debt, net	24,267	24,566
Warrant liability	4,336	2,692
Deferred revenues, net of current portion	13,835	14,424
Deferred rent and tenant allowance, net of current portion	5,726	5,867
Other non-current liabilities	1,393	1,393
Total liabilities	78,408	69,426

Redeemable Convertible Preferred Stock
Redeemable convertible preferred stock, $0.001 par, 72,799,602 shares authorized and 72,225,916 and 72,225,916 shares issued and outstanding as of March 31, 2021 and December 31, 2020, respectively	443,540	443,263
Stockholders’ Equity (Deficit)
Common stock, $0.001 par, 101,671,156 shares authorized and 6,755,179 and 4,909,529 shares issued and outstanding as of March 31, 2021 and December 31, 2020, respectively	7	5
Additional paid-in capital	3,974	-
Accumulated deficit	(277,910)	(263,528)
Total stockholders’ equity (deficit)	(273,929)	(263,523)
Total liabilities, redeemable convertible preferred stock and stockholders' equity (deficit)	$248,019	$249,166

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(UNAUDITED)

	Three Months Ended
	March 31, 2021	March 31, 2020

Revenues	$33,262	$23,210
Cost of revenues	15,497	11,902
Gross profit	17,765	11,308
Operating expenses:
Research and development	10,913	9,689
Sales and marketing	5,406	4,640
General and administrative	10,385	7,158
Total operating expenses	26,704	21,487
Loss from operations	(8,939)	(10,179)
Non-operating income (expense):
Interest income	14	29
Interest expense	(310)	(104)
Loss on financial instruments	(1,644)	(1)
Loss before income taxes	(10,879)	(10,255)
Provision for income taxes	-	-
Net loss	$(10,879)	$(10,255)
Less: cumulative dividends and adjustments to redeemable convertible preferred stock	(277)	(277)
Net loss attributable to common stockholders:	$(11,156)	$(10,532)
Net loss per share attributable to common stockholders:
Basic and diluted	$(2.00)	$(2.31)
Weighted average number of shares of common stock outstanding:
Basic and diluted	5,584,182	4,569,020

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(UNAUDITED)
	Three Months Ended
	March 31, 2021	March 31, 2020
Cash Flows from Operating Activities:
Net loss	$(10,879)	$(10,255)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	786	652
Stock-based compensation expense	1,418	459
Amortization of debt issuance costs	13	19
Loss on financial instruments	1,644	1
Changes in operating assets and liabilities:
Accounts receivable	(512)	(1,246)
Prepaid expenses and other current assets	(1,207)	(1,675)
Accounts payable and accrued liabilities	7,382	(2,351)
Deferred implementation costs	(556)	(787)
Deferred rent and tenant allowances	(76)	(42)
Deferred revenues	35	435
Net cash used in operating activities	(1,952)	(14,790)
Cash Flows from Investing Activities:
Purchases of property and equipment	(180)	(1,195)
Capitalized software development costs	(244)	-
Acquisition of business	(326)	-
Net cash used in investing activities	(750)	(1,195)
Cash Flows from Financing Activities:
Borrowings on line of credit	-	13,000
Proceeds from stock option exercises	2,829	52
Deferred IPO issuance costs paid	(1,345)	-
Payments on capital lease obligations	-	(11)
Repurchase of common stock	(3,497)	-
Net cash (used in) provided by financing activities	(2,013)	13,041
Net decrease in cash and cash equivalents	(4,715)	(2,944)
Cash and cash equivalents and restricted cash, beginning of period	171,663	11,982
Cash and cash equivalents and restricted cash, end of period	$166,948	$9,038

ALKAMI TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,
	2021	2020
GAAP total revenues	$33,262	$23,210

Annual Recurring Revenue (ARR)	$133,807	$95,944
Registered Users	9,989	7,817
Revenue per Registered User (RPU)	$13.40	$12.27

Non-GAAP Cost of Revenues
Set forth below is a presentation of the company’s “Non-GAAP Cost of Revenues.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2021	2020
GAAP cost of revenues	$15,497	$11,902
Amortization of intangible assets	(118)	-
Stock-based compensation expense	(233)	(92)
Non-GAAP cost of revenues	$15,146	$11,810

Non-GAAP Gross Margin
Set forth below is a presentation of the company’s “Non-GAAP Gross Margin.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2021	2020
GAAP gross margin	53.4%	48.7%
Amortization of intangible assets	0.4%	0.0%
Stock-based compensation expense	0.7%	0.4%
Non-GAAP gross margin	54.5%	49.1%

Non-GAAP Research and Development Expense
Set forth below is a presentation of the company’s “Non-GAAP Research and Development Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2021	2020
GAAP research and development expense	$10,913	$9,689
Amortization of intangible assets	-	-
Stock-based compensation expense	(299)	(105)
Non-GAAP research and development expense	$10,614	$9,584

Non-GAAP Sales and Marketing Expense
Set forth below is a presentation of the company’s “Non-GAAP Sales and Marketing Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2021	2020
GAAP sales and marketing expense	$5,406	$4,640
Amortization of intangible assets	(91)	-
Stock-based compensation expense	(103)	(33)
Non-GAAP sales and marketing expense	$5,212	$4,607

Non-GAAP General and Administrative Expense
Set forth below is a presentation of the company’s “Non-GAAP General and Administrative Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2021	2020
GAAP general and administrative expense	$10,385	$7,158
Amortization of intangible assets	-	-
Stock-based compensation expense	(783)	(229)
Acquisition-related expenses	(638)	-
Non-GAAP general and administrative expense	$8,964	$6,929

Non-GAAP Net Loss
Set forth below is a presentation of the company’s “Non-GAAP Net Loss.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2021	2020
GAAP net loss attributable to common stockholders	$(11,156)	$(10,532)
Convertible preferred stock deemed and accrued dividends	277	277
Loss on financial instruments	1,644	1
Amortization of intangible assets	209	-
Stock-based compensation expense	1,418	459
Acquisition-related expenses	638	-
Non-GAAP net loss	$(6,970)	$(9,795)

Adjusted EBITDA
Set forth below is a presentation of the company’s “Adjusted EBITDA.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2021	2020
GAAP net loss	$(10,879)	$(10,255)
Provision for income taxes	-	-
Loss on financial instruments	1,644	1
Interest expense, net	296	75
Amortization of intangible assets	209	-
Depreciation	577	652
Stock-based compensation expense	1,418	459
Acquisition-related expenses	638	-
Adjusted EBITDA	$(6,097)	$(9,068)

Adjusted EBITDA Guidance
Set forth below is a presentation of the company’s “Adjusted EBITDA” for the three months ending June 30, 2021, and the twelve months ending December 31, 2021. Please reference the “Explanation of Non-GAAP Measures” section.

	Guidance Range for the		Guidance Range for the
	Three Months Ending		Twelve Months Ending
	June 30, 2021		December 31, 2021
	Low	High	Low	High
GAAP net loss	$(13,335)	$(11,975)	$(46,604)	$(42,594)
Provision for income taxes	-	-	-	-
Loss on financial instruments	1,360	1,300	3,004	2,944
Interest expense, net	300	250	1,200	1,000
Amortization of intangible assets	250	200	950	800
Depreciation	800	700	3,300	3,000
Stock-based compensation expense	2,500	2,400	9,150	8,850
Acquisition-related expenses	625	625	2,500	2,500
Adjusted EBITDA	$(7,500)	$(6,500)	$(26,500)	$(23,500)

Investor Relations Contact
Rhett Butler
ir@alkami.com

Media Relations Contacts
Jennifer Cortez
jennifer.cortez@alkami.com

Audrey Pennisi
audrey@outlookmarketingsrv.com